Exhibit 99.5
                                 ------------
                Compuational Materials and/or ABS Term Sheets

[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                                                         CWABS Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                                      Group3 (Silent Seconds)

                                                         ARM $124,364,825

                                                          Detailed Report

Summary of Loans in Statistical Calculation Pool                                                               Range
                                                                                                               -----
(As of Calculation Date)
Total Number of Loans                                                                471
Total Outstanding Balance                                                   $124,364,825
Average Loan Balance                                                            $264,044                $155,717 to $580,510
WA Mortgage Rate                                                                  6.894%                  5.200% to 9.125%
Net WAC                                                                           6.385%                  4.691% to 8.616%
ARM Characteristics
        WA Gross Margin                                                           6.688%                  4.390% to 9.750%
        WA Months to First Roll                                                       32                       5 to 35
        WA First Periodic Cap                                                     1.655%                  1.000% to 3.000%
        WA Subsequent Periodic Cap                                                1.454%                  1.000% to 3.000%
        WA Lifetime Cap                                                          13.809%                 11.200% to 16.125%
        WA Lifetime Floor                                                         6.894%                  5.200% to 9.125%
WA Original Term (months)                                                            360                     360 to 360
WA Remaining Term (months)                                                           358                     355 to 359
WA LTV                                                                            79.73%                  70.00% to 85.00%
   Percentage of Pool with CLTV > 100%                                             0.00%
WA FICO                                                                              638

Secured by (% of pool)            1st Liens                                      100.00%
                                  2nd Liens                                        0.00%
Prepayment Penalty at Loan Orig (% of all loans)                                  72.60%



-----------------------------------------------------------------------------------------------------------------------------------
  Top 5 States:        Top 5 Prop:         Doc Types:        Purpose Codes       Occ Codes         Grades         Orig PP Term
  -------------        -----------         ----------        -------------       ---------         ------         ------------
CA           42.67%  SFR        63.70%  FULL       53.92%  PUR        94.27%  OO        100.00  A       95.48%  0          27.40%
FL            7.02%  PUD        21.20%  STATED     46.08%  RCO         4.70%                    A-       1.41%  12          7.24%
NV            6.04%  CND         8.62%                     RNC         1.02%                    B        1.46%  24         22.23%
NY            5.79%  2 FAM       6.15%                                                          C        0.91%  36         43.13%
GA            3.74%  CNDP        0.33%                                                          C-       0.58%
                                                                                                D        0.17%
-----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                           Page 1 of 8

[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                                                         CWABS Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                                      Group3 (Silent Seconds)

                                                         ARM $124,364,825

                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                              Program
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT   # OF      % OF       AVERAGE       GROSS     REMG.        ORIG
DESCRIPTION                        BALANCE   LOAN      TOTAL      BALANCE        WAC       TERM  FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
30Y LIB6M                         $387,632      1       0.31      $387,632      6.250    359.00   601  80.0
2/28 LIB6M                     $17,357,841     65      13.96      $267,044      6.578    358.33   668  80.0
2/28 LIB6M - IO                $10,217,047     39       8.22      $261,976      6.658    358.45   616  79.8
3/27 LIB6M                     $59,856,944    230      48.13      $260,248      7.092    358.34   654  79.8
3/27 LIB6M - IO                $36,545,361    136      29.39      $268,716      6.794    358.24   604  79.5
-----------------------------------------------------------------------------------------------------------------------------------
                              $124,364,825    471     100.00      $264,044      6.894    358.32   638  79.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                           Original Term
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT   # OF      % OF       AVERAGE       GROSS     REMG.        ORIG
DESCRIPTION                        BALANCE   LOAN      TOTAL      BALANCE        WAC       TERM  FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
ARM 360                       $124,364,825    471     100.00      $264,044      6.894    358.32   638  79.7
-----------------------------------------------------------------------------------------------------------------------------------
                              $124,364,825    471     100.00      $264,044      6.894    358.32   638  79.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                     Range of Current Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT   # OF      % OF       AVERAGE       GROSS     REMG.        ORIG
DESCRIPTION                        BALANCE   LOAN      TOTAL      BALANCE        WAC       TERM  FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
$150,000.01 - $200,000.00      $27,626,030    155      22.21      $178,232      6.965    358.35   627  79.8
$200,000.01 - $250,000.00      $23,339,347    104      18.77      $224,417      6.955    358.31   638  79.8
$250,000.01 - $300,000.00      $21,140,494     77      17.00      $274,552      6.845    358.35   644  79.7
$300,000.01 - $350,000.00      $13,265,989     41      10.67      $323,561      6.773    358.24   646  79.9
$350,000.01 - $400,000.00      $16,508,447     44      13.27      $375,192      6.822    358.32   645  79.9
$400,000.01 - $450,000.00      $12,843,393     30      10.33      $428,113      6.688    358.43   632  79.7
$450,000.01 - $500,000.00       $7,480,509     16       6.01      $467,532      7.106    358.25   637  79.3
$500,000.01 - $550,000.00       $1,026,506      2       0.83      $513,253      7.904    358.00   659  80.0
$550,000.01 - $600,000.00       $1,134,110      2       0.91      $567,055      7.370    358.00   627  77.4
-----------------------------------------------------------------------------------------------------------------------------------
                              $124,364,825    471     100.00      $264,044      6.894    358.32   638  79.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                               State
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT   # OF      % OF       AVERAGE       GROSS     REMG.        ORIG
DESCRIPTION                        BALANCE   LOAN      TOTAL      BALANCE        WAC       TERM  FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
Arizona                         $2,734,152     13       2.20      $210,319      6.819    358.41   620  80.0
California                     $53,060,905    172      42.67      $308,494      6.656    358.40   640  79.7
Colorado                        $2,888,339     14       2.32      $206,310      6.684    358.64   609  80.0
Connecticut                     $1,949,899      9       1.57      $216,655      6.743    358.60   642  80.0
Delaware                          $202,566      1       0.16      $202,566      7.375    359.00   642  80.0
Florida                         $8,730,343     41       7.02      $212,935      7.191    358.11   636  80.0
Georgia                         $4,652,342     14       3.74      $332,310      7.571    357.85   634  80.0
Hawaii                          $1,502,838      4       1.21      $375,709      6.706    358.49   667  80.0




-----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                           Page 2 of 8

[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                                                         CWABS Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                                      Group3 (Silent Seconds)

                                                         ARM $124,364,825

                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                               State
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT   # OF      % OF       AVERAGE       GROSS     REMG.        ORIG
DESCRIPTION                        BALANCE   LOAN      TOTAL      BALANCE        WAC       TERM  FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
Idaho                             $548,391      3       0.44      $182,797      7.140    358.34   601  80.0
Illinois                        $4,056,101     19       3.26      $213,479      7.617    358.34   623  79.0
Indiana                           $606,486      2       0.49      $303,243      6.100    358.69   640  78.4
Maryland                        $2,723,836     10       2.19      $272,384      7.114    357.75   635  80.0
Massachusetts                   $2,666,696     11       2.14      $242,427      7.061    358.27   655  78.2
Michigan                          $855,239      2       0.69      $427,620      6.774    357.50   628  80.0
Minnesota                       $4,028,492     17       3.24      $236,970      7.259    358.16   639  79.6
Mississippi                       $320,000      1       0.26      $320,000      6.050    359.00   616  80.0
Missouri                          $354,726      2       0.29      $177,363      8.084    358.45   578  80.0
Montana                           $209,449      1       0.17      $209,449      7.650    359.00   688  80.0
Nevada                          $7,510,348     33       6.04      $227,586      6.838    358.32   633  80.0
New Hampshire                   $1,155,981      6       0.93      $192,663      6.981    358.32   639  79.2
New Jersey                      $2,142,201      8       1.72      $267,775      7.290    358.60   630  77.7
New Mexico                        $179,704      1       0.14      $179,704      7.000    358.00   624  80.0
New York                        $7,200,906     24       5.79      $300,038      7.222    358.54   664  79.9
North Carolina                  $1,188,388      4       0.96      $297,097      6.724    358.00   677  80.0
Ohio                              $657,272      2       0.53      $328,636      6.747    356.54   650  80.0
Oklahoma                          $177,481      1       0.14      $177,481      8.000    359.00   567  80.0
Oregon                          $1,290,151      7       1.04      $184,307      6.632    359.00   629  80.0
Pennsylvania                      $155,852      1       0.13      $155,852      6.250    359.00   611  80.0
Rhode Island                      $411,432      2       0.33      $205,716      7.886    358.00   726  80.0
Tennessee                         $345,787      2       0.28      $172,893      6.929    358.49   648  80.0
Texas                           $2,600,472     13       2.09      $200,036      7.127    358.04   626  80.0
Utah                            $1,546,047      6       1.24      $257,675      7.055    358.13   597  80.0
Virginia                        $2,453,765     10       1.97      $245,376      7.129    357.99   632  80.0
Washington                      $3,051,841     14       2.45      $217,989      6.511    358.47   619  80.0
Wisconsin                         $206,400      1       0.17      $206,400      6.150    358.00   614  80.0
-----------------------------------------------------------------------------------------------------------------------------------
                              $124,364,825    471     100.00      $264,044      6.894    358.32   638  79.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                       Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT   # OF      % OF       AVERAGE       GROSS     REMG.        ORIG
DESCRIPTION                        BALANCE   LOAN      TOTAL      BALANCE        WAC       TERM  FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                     $482,965      1       0.39      $482,965      5.875    358.00   582  70.0
70.01 - 75.00                   $6,040,495     22       4.86      $274,568      6.714    358.28   619  75.0
75.01 - 80.00                 $117,403,615    447      94.40      $262,648      6.909    358.32   639  80.0
80.01 - 85.00                     $437,750      1       0.35      $437,750      6.500    359.00   623  85.0
-----------------------------------------------------------------------------------------------------------------------------------
                              $124,364,825    471     100.00      $264,044      6.894    358.32   638  79.7
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                           Page 3 of 8

[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                                                         CWABS Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                                      Group3 (Silent Seconds)

                                                         ARM $124,364,825

                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                   Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT   # OF      % OF       AVERAGE       GROSS     REMG.        ORIG
DESCRIPTION                        BALANCE   LOAN      TOTAL      BALANCE        WAC       TERM  FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                   $2,854,804     11       2.30      $259,528      5.342    357.94   667  78.9
5.501 - 6.000                  $12,559,581     43      10.10      $292,083      5.884    358.12   646  79.2
6.001 - 6.500                  $27,404,129    105      22.04      $260,992      6.349    358.46   642  79.9
6.501 - 7.000                  $35,688,030    136      28.70      $262,412      6.806    358.29   638  79.7
7.001 - 7.500                  $20,719,546     81      16.66      $255,797      7.291    358.33   629  79.9
7.501 - 8.000                  $17,634,045     64      14.18      $275,532      7.768    358.41   637  80.0
8.001 - 8.500                   $5,326,862     22       4.28      $242,130      8.260    358.24   626  79.6
8.501 - 9.000                   $1,717,946      7       1.38      $245,421      8.818    358.13   603  79.4
9.001 - 9.500                     $459,880      2       0.37      $229,940      9.125    359.00   623  77.2
-----------------------------------------------------------------------------------------------------------------------------------
                              $124,364,825    471     100.00      $264,044      6.894    358.32   638  79.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                           Property Type
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT   # OF      % OF       AVERAGE       GROSS     REMG.        ORIG
DESCRIPTION                        BALANCE   LOAN      TOTAL      BALANCE        WAC       TERM  FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
SFR                            $79,221,971    297      63.70      $266,741      6.824    358.38   639  79.8
PUD                            $26,360,640    100      21.20      $263,606      6.975    358.17   630  79.6
CND                            $10,716,946     44       8.62      $243,567      6.825    358.23   633  79.6
2 FAM                           $7,648,830     29       6.15      $263,753      7.453    358.33   659  79.4
CNDP                              $416,438      1       0.33      $416,438      6.700    359.00   580  80.0
-----------------------------------------------------------------------------------------------------------------------------------
                              $124,364,825    471     100.00      $264,044      6.894    358.32   638  79.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                              Purpose
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT   # OF      % OF       AVERAGE       GROSS     REMG.        ORIG
DESCRIPTION                        BALANCE   LOAN      TOTAL      BALANCE        WAC       TERM  FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
PUR                           $117,244,722    454      94.27      $258,248      6.901    358.33   638  79.7
RCO                             $5,848,471     14       4.70      $417,748      6.757    358.20   632  80.0
RNC                             $1,271,632      3       1.02      $423,877      6.919    358.33   611  80.0
-----------------------------------------------------------------------------------------------------------------------------------
                              $124,364,825    471     100.00      $264,044      6.894    358.32   638  79.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             Occupancy
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT   # OF      % OF       AVERAGE       GROSS     REMG.        ORIG
DESCRIPTION                        BALANCE   LOAN      TOTAL      BALANCE        WAC       TERM  FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
OO                            $124,364,825    471     100.00      $264,044      6.894    358.32   638  79.7
-----------------------------------------------------------------------------------------------------------------------------------
                              $124,364,825    471     100.00      $264,044      6.894    358.32   638  79.7
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                           Page 4 of 8

[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                                                         CWABS Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                                      Group3 (Silent Seconds)

                                                         ARM $124,364,825

                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                          Range of Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT   # OF      % OF       AVERAGE       GROSS     REMG.        ORIG
DESCRIPTION                        BALANCE   LOAN      TOTAL      BALANCE        WAC       TERM  FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
301 - 360                     $124,364,825    471     100.00      $264,044      6.894    358.32   638  79.7
-----------------------------------------------------------------------------------------------------------------------------------
                              $124,364,825    471     100.00      $264,044      6.894    358.32   638  79.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                Collateral Grouped by Document Type
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT   # OF      % OF       AVERAGE       GROSS     REMG.        ORIG
DESCRIPTION                        BALANCE   LOAN      TOTAL      BALANCE        WAC       TERM  FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
FULL                           $67,051,371    258      53.92      $259,889      6.803    358.28   607  79.6
STATED INCOME                  $57,313,454    213      46.08      $269,077      7.002    358.37   674  79.8
-----------------------------------------------------------------------------------------------------------------------------------
                              $124,364,825    471     100.00      $264,044      6.894    358.32   638  79.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                    Collateral Grouped by FICO
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT   # OF      % OF       AVERAGE       GROSS     REMG.        ORIG
DESCRIPTION                        BALANCE   LOAN      TOTAL      BALANCE        WAC       TERM  FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
761 - 780                       $1,792,139      6       1.44      $298,690      6.574    358.00   773  80.0
741 - 760                       $2,822,748     10       2.27      $282,275      6.346    358.48   746  80.0
721 - 740                       $3,912,880     15       3.15      $260,859      6.839    358.43   728  80.0
701 - 720                       $4,526,053     15       3.64      $301,737      6.704    358.05   710  80.0
681 - 700                       $9,842,678     36       7.91      $273,408      6.908    358.43   690  79.9
661 - 680                      $12,762,982     49      10.26      $260,469      6.915    358.35   671  79.9
641 - 660                      $15,757,502     59      12.67      $267,076      6.971    358.31   650  79.7
621 - 640                      $27,713,353    101      22.28      $274,390      6.861    358.25   631  79.7
601 - 620                      $18,078,898     71      14.54      $254,632      6.639    358.27   610  79.6
581 - 600                      $14,040,117     56      11.29      $250,716      6.913    358.31   590  79.6
561 - 580                       $8,995,381     38       7.23      $236,721      7.561    358.51   572  80.0
541 - 560                       $1,781,865      6       1.43      $296,977      6.782    358.77   554  78.9
521 - 540                       $1,728,628      7       1.39      $246,947      7.803    358.22   531  78.6
501 - 520                         $609,600      2       0.49      $304,800      6.090    359.00   517  80.0
-----------------------------------------------------------------------------------------------------------------------------------
                              $124,364,825    471     100.00      $264,044      6.894    358.32   638  79.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                               Grade
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT   # OF      % OF       AVERAGE       GROSS     REMG.        ORIG
DESCRIPTION                        BALANCE   LOAN      TOTAL      BALANCE        WAC       TERM  FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
A                             $118,738,474    450      95.48      $263,863      6.915    358.32   639  79.7
A-                              $1,752,490      5       1.41      $350,498      5.972    358.36   642  78.8
B                               $1,813,057      6       1.46      $302,176      6.434    358.54   593  80.0
C                               $1,128,320      5       0.91      $225,664      7.047    358.16   615  80.0
C-                                $721,228      4       0.58      $180,307      6.605    358.76   626  80.0
D                                 $211,256      1       0.17      $211,256      7.220    358.00   591  80.0




-----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                           Page 5 of 8

[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                                                         CWABS Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                                      Group3 (Silent Seconds)

                                                         ARM $124,364,825

                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Grade
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT   # OF      % OF       AVERAGE       GROSS     REMG.        ORIG
DESCRIPTION                        BALANCE   LOAN      TOTAL      BALANCE        WAC       TERM  FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
                              $124,364,825    471     100.00      $264,044      6.894    358.32   638  79.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                          Collateral Grouped by Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT   # OF      % OF       AVERAGE       GROSS     REMG.        ORIG
DESCRIPTION                        BALANCE   LOAN      TOTAL      BALANCE        WAC       TERM  FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
0                              $34,069,856    125      27.40     $272,559       7.368    358.32   646  79.6
12                              $9,005,471     30       7.24     $300,182       6.753    358.27   631  79.0
24                             $27,649,765    106      22.23     $260,847       6.667    358.37   641  79.9
36                             $53,639,734    210      43.13     $255,427       6.735    358.31   632  79.8
-----------------------------------------------------------------------------------------------------------------------------------
                              $124,364,825    471     100.00      $264,044      6.894    358.32   638  79.7
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Months to Roll
-----------------------------------------------------------------------------------------------------------------------------------
                      WA           CURRENT   # OF      % OF       AVERAGE       GROSS     REMG.        ORIG    (Excludes 0 Fixed
DESCRIPTION           MTR          BALANCE   LOAN      TOTAL      BALANCE        WAC       TERM  FICO   LTV      Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
0 - 6                  5          $387,632      1       0.31      $387,632      6.250    359.00   601  80.0
19 - 24               22       $27,574,888    104      22.17      $265,143      6.608    358.38   649  79.9
25 - 31               31          $280,000      1       0.23      $280,000      5.990    355.00   608  80.0
32 - 37               34       $96,122,305    365      77.29      $263,349      6.982    358.31   635  79.7
-----------------------------------------------------------------------------------------------------------------------------------
                              $124,364,825    471     100.00      $264,044      6.894    358.32   638  79.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                         Range of Margin
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT   # OF      % OF       AVERAGE       GROSS     REMG.        ORIG    (Excludes 0 Fixed
DESCRIPTION                        BALANCE   LOAN      TOTAL      BALANCE        WAC       TERM  FICO   LTV      Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
4.001 - 5.000                     $185,600      1       0.15      $185,600      6.550    358.00   636  80.0
5.001 - 6.000                  $32,977,374    119      26.52      $277,121      6.540    358.24   631  79.2
6.001 - 7.000                  $52,155,590    200      41.94      $260,778      6.630    358.37   643  79.9
7.001 - 8.000                  $33,002,373    126      26.54      $261,924      7.452    358.33   637  79.9
8.001 - 9.000                   $5,860,123     24       4.71      $244,172      8.075    358.32   639  79.8
9.001 - 10.000                    $183,765      1       0.15      $183,765      8.250    358.00   633  80.0
-----------------------------------------------------------------------------------------------------------------------------------
                              $124,364,825    471     100.00      $264,044      6.894    358.32   638  79.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Maximum Rates
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT   # OF      % OF       AVERAGE       GROSS     REMG.        ORIG    (Excludes 0 Fixed
DESCRIPTION                        BALANCE   LOAN      TOTAL      BALANCE        WAC       TERM  FICO   LTV      Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500                   $707,249      3       0.57      $235,750      5.316    357.34   703  78.3




-----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                           Page 6 of 8

[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                                                         CWABS Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                                      Group3 (Silent Seconds)

                                                         ARM $124,364,825

                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Maximum Rates
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT   # OF      % OF       AVERAGE       GROSS     REMG.        ORIG    (Excludes 0 Fixed
DESCRIPTION                        BALANCE   LOAN      TOTAL      BALANCE        WAC       TERM  FICO   LTV      Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
11.501 - 12.000                 $1,512,708      5       1.22      $302,542      5.797    357.59   679  80.0
12.001 - 12.500                 $4,000,363     16       3.22      $250,023      5.859    358.07   656  79.5
12.501 - 13.000                $13,441,558     48      10.81      $280,032      6.069    358.07   641  79.2
13.001 - 13.500                $27,791,121    105      22.35      $264,677      6.418    358.40   642  79.9
13.501 - 14.000                $35,041,979    132      28.18      $265,470      6.846    358.30   637  79.7
14.001 - 14.500                $18,711,746     74      15.05      $252,861      7.303    358.43   626  79.9
14.501 - 15.000                $15,885,411     58      12.77      $273,886      7.775    358.52   640  80.0
15.001 - 15.500                 $5,094,862     21       4.10      $242,612      8.263    358.29   626  79.6
15.501 - 16.000                 $1,717,946      7       1.38      $245,421      8.818    358.13   603  79.4
16.001 - 16.500                   $459,880      2       0.37      $229,940      9.125    359.00   623  77.2
-----------------------------------------------------------------------------------------------------------------------------------
13.809                        $124,364,825    471     100.00      $264,044      6.894    358.32   638  79.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                    Initial Periodic Rate Cap
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT   # OF      % OF       AVERAGE       GROSS     REMG.        ORIG    (Excludes 0 Fixed
DESCRIPTION                        BALANCE   LOAN      TOTAL      BALANCE        WAC       TERM  FICO   LTV      Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
1.000                           $1,206,046      4       0.97      $301,512      6.726    358.10   648  80.0
1.500                         $109,789,797    415      88.28      $264,554      6.912    358.42   637  79.7
2.000                             $203,627      1       0.16      $203,627      6.450    358.00   630  80.0
3.000                          $13,165,354     51      10.59      $258,144      6.771    357.56   647  79.9
-----------------------------------------------------------------------------------------------------------------------------------
                              $124,364,825    471     100.00      $264,044      6.894    358.32   638  79.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                   Subsequent Periodic Rate Cap
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT   # OF      % OF       AVERAGE       GROSS     REMG.        ORIG    (Excludes 0 Fixed
DESCRIPTION                        BALANCE   LOAN      TOTAL      BALANCE        WAC       TERM  FICO   LTV      Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
1.000                          $12,659,381     50      10.18      $253,188      6.866    357.65   649  79.9
1.500                         $111,323,044    420      89.51      $265,055      6.896    358.40   637  79.7
3.000                             $382,400      1       0.31      $382,400      7.250    357.00   628  80.0
-----------------------------------------------------------------------------------------------------------------------------------
                              $124,364,825    471     100.00      $264,044      6.894    358.32   638  79.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                   Range of Lifetime Rate Floor
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT   # OF      % OF       AVERAGE       GROSS     REMG.        ORIG    (Excludes 0 Fixed
DESCRIPTION                        BALANCE   LOAN      TOTAL      BALANCE        WAC       TERM  FICO   LTV      Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
5.001 - 6.000                  $15,414,386     54      12.39      $285,452      5.783    358.09   650  79.1
6.001 - 7.000                  $63,092,159    241      50.73      $261,793      6.608    358.36   640  79.8
7.001 - 8.000                   38,353,591    145      30.84      $264,508      7.510    358.36   633  79.9
8.001 - 9.000                   $7,044,808     29       5.66      $242,924      8.396    358.21   620  79.5
9.001 - 10.000                    $459,880      2       0.37      $229,940      9.125    359.00   623  77.2




-----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                           Page 7 of 8

[Object Omitted] COUNTRYWIDE[R]                                                                         Computational Materials For
---------------------------------------
SECURITIES CORPORATION                                                                                         CWABS Series 2005-04
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                                      Group3 (Silent Seconds)

                                                         ARM $124,364,825

                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                   Range of Lifetime Rate Floor
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT   # OF      % OF       AVERAGE       GROSS     REMG.        ORIG    (Excludes 0 Fixed
DESCRIPTION                        BALANCE   LOAN      TOTAL      BALANCE        WAC       TERM  FICO   LTV      Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                              $124,364,825    471     100.00      $264,044      6.894    358.32   638  79.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                  Next Interest Adjustment Date
-----------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT   # OF      % OF       AVERAGE       GROSS     REMG.        ORIG    (Excludes 0 Fixed
DESCRIPTION                        BALANCE   LOAN      TOTAL      BALANCE        WAC       TERM  FICO   LTV      Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
11/05                             $387,632      1       0.31      $387,632      6.250    359.00   601  80.0
03/07                           $1,651,116      7       1.33      $235,874      5.927    357.00   661  80.0
04/07                          $13,828,653     55      11.12      $251,430      6.604    358.00   650  80.0
05/07                          $12,095,119     42       9.73      $287,979      6.705    359.00   646  79.8
01/08                             $280,000      1       0.23      $280,000      5.990    355.00   608  80.0
02/08                             $952,054      3       0.77      $317,351      6.979    356.00   640  80.0
03/08                           $4,975,596     16       4.00      $310,975      6.876    357.00   632  80.0
04/08                          $53,257,055    202      42.82      $263,649      6.996    358.00   638  79.5
05/08                          $36,937,600    144      29.70      $256,511      6.977    359.00   630  79.9
-----------------------------------------------------------------------------------------------------------------------------------
                              $124,364,825    471     100.00      $264,044      6.894    358.32   638  79.7
-----------------------------------------------------------------------------------------------------------------------------------









-----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.